Exhibit 99.1

Dolby Laboratories Reports Second Quarter Fiscal 2014 Financial Results

SAN FRANCISCO--(BUSINESS WIRE)--April 29, 2014--Dolby Laboratories, Inc. (NYSE:DLB) today announced the Company’s financial results for the second quarter (Q2) of fiscal year 2014. For the second quarter, Dolby reported total revenue of $278.6 million, compared to $249.3 million for the second quarter of fiscal year 2013.

Second quarter GAAP net income was $75.9 million, or $0.73 per diluted share, compared to $61.9 million, or $0.60 per diluted share, for the second quarter of fiscal 2013. On a non-GAAP basis, second quarter net income was $91.7 million, or $0.88 per diluted share, compared to $76.4 million, or $0.74 per diluted share, for the second quarter of fiscal 2013. Dolby’s non-GAAP measures are described and reconciled to the corresponding GAAP measures at the end of this release.

“We’re pleased to report our second quarter results with revenues higher than forecast,” said Kevin Yeaman, President and CEO, Dolby Laboratories. “Our broadcast business continues to outperform, and we are excited to work with great partners creating amazing consumer products such as the Sony PlayStation 4, Microsoft Xbox One, and the recently unveiled Amazon Fire TV.”

Financial Outlook

Q3 2014

Dolby estimates that total revenue will range from $205 million to $215 million. Gross margin percentages are projected to range between approximately 91% to 92% on a GAAP basis and 92% to 93% on a non-GAAP basis.

Dolby anticipates that operating expenses will be between approximately $153 million and $158 million on a GAAP basis and between $135 million and $140 million on a non-GAAP basis.

Dolby expects diluted earnings per share to be between $0.24 and $0.29 on a GAAP basis and between $0.38 and $0.43 on a non-GAAP basis.

The Company estimates that its fiscal Q3 2014 effective tax rate will be between approximately 27% and 28% on both a GAAP and non-GAAP basis.

FISCAL YEAR 2014

Dolby anticipates that total revenue will range from $930 million to $950 million.

Dolby anticipates that operating expenses will be between approximately $611 million and $616 million on a GAAP basis and between $535 million and $540 million on a non-GAAP basis.

The Company’s Conference Call Information

Members of Dolby management will lead a conference call open to all interested parties to discuss Q2 fiscal 2014 financial results for Dolby Laboratories at 2:00 p.m. PT (5:00 p.m. ET) on Tuesday, April 29, 2014. Access to the teleconference will be available over the Internet from http://investor.dolby.com/medialist.cfm or by dialing 1-888-599-4876. International callers can access the conference call at 1-913-312-1485.

A replay of the call will be available from 5:00 p.m. PT on Tuesday, April 29, 2014, until 9:00 p.m. PT on Tuesday, May 6, 2014, by dialing 1-877-870-5176 (international callers can access the replay by dialing 1-858-384-5517) and entering the confirmation code 1121212. An archived version of the teleconference will also be available on the Dolby Laboratories website, www.dolby.com.

Non-GAAP Financial Information

To supplement Dolby’s financial statements presented on a GAAP basis, Dolby provides certain non-GAAP financial measures. These measures are adjusted to exclude amounts related to stock-based compensation, expense associated with dividend equivalents paid on restricted stock units, the amortization of intangibles from business combinations, restructuring charges, and the related tax impact of these items. Dolby presents non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Dolby’s operating results in a manner that focuses on what Dolby’s management believes to be its ongoing business operations. Dolby’s management believes it is useful for itself and investors to review both GAAP and non-GAAP measures in order to assess the performance of Dolby’s business for planning and forecasting in subsequent periods. Dolby’s management does not itself, nor does it suggest that investors should consider non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Whenever Dolby uses non-GAAP financial measures, it provides a reconciliation of the non-GAAP financial measures to the most closely applicable GAAP financial measures. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures as detailed above. Investors are also encouraged to review Dolby’s GAAP financial statements as reported in its US Securities and Exchange Commission (SEC) filings. A reconciliation between GAAP and non-GAAP financial measures is provided at the end of this press release and on Dolby’s investor relations website at http://investor.dolby.com/medialist.cfm.

Forward-Looking Statements

Certain statements in this press release, including, but not limited to, statements relating to Dolby’s expected financial results for Q3 2014 and fiscal 2014 are “forward-looking statements” that are subject to risks and uncertainties. These forward-looking statements are based on management’s current expectations, and as a result of certain risks and uncertainties, actual results may differ materially from those projected. The following important factors, without limitation, could cause actual results to differ materially from those in the forward-looking statements: risks associated with trends in the markets in which Dolby operates, including the personal computer, DVD, and Blu-ray Disc™, broadcast, consumer electronics, gaming, mobile, and automobile markets; the loss of, or reduction in sales by, a key customer or licensee; pricing pressures; risks associated with the rate at which OEMs include optical disc playback in Windows® 8 devices and the rate of consumer adoption of Windows operating systems; risks that a shift from disc-based media to online media content could result in fewer devices with Dolby® technologies; risks associated with the effects of macroeconomic conditions, including trends in consumer spending; risks relating to the expiration of patents; the timing of Dolby’s receipt of royalty reports and payments from its licensees; Dolby’s accuracy of calculation of royalties due to its licensors; Dolby’s ability to develop, maintain, and strengthen relationships with industry participants; Dolby’s ability to develop and deliver innovative technologies in response to new and growing markets in the entertainment industry; competitive risks; risks associated with conducting business in China and other countries that have historically limited recognition and enforcement of intellectual property and contractual rights; risks associated with the health of the motion picture industry generally; the development and growth of the market for digital cinema and digital 3D and Dolby’s ability to successfully penetrate this market; Dolby’s ability to expand its business generally, and to expand its business beyond sound technologies to other technologies related to digital entertainment delivery; risks associated with acquiring and successfully integrating businesses or technologies; and other risks detailed in Dolby’s US Securities and Exchange Commission filings and reports, including the risks identified under the section captioned “Risk Factors” in its most recent quarterly report on Form 10-Q. Dolby disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

About Dolby Laboratories

Dolby Laboratories (NYSE:DLB) creates audio, video, and voice technologies that transform entertainment and communications in mobile devices, at the cinema, at home, and at work. For nearly 50 years, sight and sound experiences have become more vibrant, clear, and powerful in Dolby. For more information, please visit www.dolby.com.

Dolby and the double-D symbol are registered trademarks of Dolby Laboratories. All other trademarks remain the property of their respective owners. S14/27979 DLB-F

DOLBY LABORATORIES, INC.
INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Fiscal Quarter Ended		Fiscal Year-To-Date Ended
	March 28, 2014	March 29, 2013	March 28, 2014	March 29, 2013
Revenue:
Licensing	$258,616	$226,455	$464,276	$431,331
Products	14,563	17,726	32,667	43,224
Services	5,413	5,165	12,926	11,393
Total revenue	278,592	249,346	509,869	485,948

Cost of revenue:
Cost of licensing	3,742	6,409	7,743	9,489
Cost of products	10,293	13,206	24,081	31,695
Cost of services	3,470	3,668	7,063	7,704
Total cost of revenue	17,505	23,283	38,887	48,888

Gross margin	261,087	226,063	470,982	437,060

Operating expenses:
Research and development	44,798	41,948	89,261	84,384
Sales and marketing	64,828	58,130	125,207	116,551
General and administrative	46,457	41,803	88,365	84,911
Restructuring charges	86	—	3,301	—
Total operating expenses	156,169	141,881	306,134	285,846

Operating income	104,918	84,182	164,848	151,214

Other income/expense:
Interest income	920	904	1,574	2,243
Interest expense	(93)	(402)	(205)	(427)
Other income/(expense), net	(2,823)	188	(2,594)	901
Total other income/expense	(1,996)	690	(1,225)	2,717

Income before income taxes	102,922	84,872	163,623	153,931
Provision for income taxes	(26,373)	(22,633)	(41,828)	(40,215)
Net income including controlling interest	76,549	62,239	121,795	113,716
Less: net (income) attributable to controlling interest	(681)	(328)	(1,412)	(456)
Net income attributable to Dolby Laboratories, Inc.	$75,868	$61,911	$120,383	$113,260

Net Income Per Share:
Basic	$0.74	$0.61	$1.18	$1.11
Diluted	$0.73	$0.60	$1.16	$1.10
Weighted-Average Shares Outstanding:
Basic	102,291	101,638	102,021	102,000
Diluted	103,934	102,680	103,460	102,980

DOLBY LABORATORIES, INC.
INTERIM CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)

	March 28, 2014	September 27, 2013
ASSETS	(unaudited)
Current assets:
Cash and cash equivalents	$568,899	$454,397
Restricted cash	3,344	3,175
Short-term investments	169,082	140,267
Accounts receivable, net	109,143	97,460
Inventories	9,569	10,093
Deferred taxes	82,980	84,238
Prepaid expenses and other current assets	24,377	28,949
Total current assets	967,394	818,579
Long-term investments	304,376	306,338
Property, plant and equipment, net	242,970	242,917
Intangible assets, net	46,772	41,315
Goodwill	279,871	279,724
Deferred taxes	44,877	37,434
Other non-current assets	10,295	11,638
Total assets	$1,896,555	$1,737,945

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$10,312	$10,695
Accrued liabilities	144,382	137,795
Income taxes payable	9,148	3,394
Deferred revenue	12,640	20,931
Total current liabilities	176,482	172,815
Long-term deferred revenue	20,178	19,663
Other non-current liabilities	46,713	45,441
Total liabilities	243,373	237,919

Stockholders’ equity:
Class A common stock	50	47
Class B common stock	53	55
Additional paid-in capital	49,074	18,812
Retained earnings	1,574,765	1,454,382
Accumulated other comprehensive income	8,694	7,814
Total stockholders’ equity – Dolby Laboratories, Inc.	1,632,636	1,481,110
Controlling interest	20,546	18,916
Total stockholders’ equity	1,653,182	1,500,026
Total liabilities and stockholders’ equity	$1,896,555	$1,737,945

DOLBY LABORATORIES, INC.
INTERIM CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Fiscal Quarter Ended		Fiscal Year-To-Date Ended
	March 28, 2014	March 29, 2013	March 28, 2014	March 29, 2013
Operating activities:
Net income including controlling interest	$76,549	$62,239	$121,795	$113,716
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	12,705	13,291	25,114	26,420
Stock-based compensation	17,753	14,945	32,807	32,649
Amortization of premium on investments	2,328	2,159	4,594	5,953
Excess tax benefit from exercise of stock options	(552)	(180)	(1,562)	(649)
Provision for doubtful accounts	133	449	507	270
Deferred income taxes	(4,980)	(7,950)	(6,302)	(10,577)
Other non-cash items affecting net income	2,838	(181)	2,943	(872)
Changes in operating assets and liabilities:
Accounts receivable	(33,334)	(39,884)	(12,186)	(47,948)
Inventories	(585)	5,419	1,640	(754)
Prepaid expenses and other assets	492	(4,787)	(1,139)	4,129
Accounts payable and other liabilities	22,033	17,756	5,337	(2,142)
Income taxes, net	8,591	(5,090)	13,386	4,422
Deferred revenue	(1,879)	(1,846)	(7,776)	(1,989)
Other non-current liabilities	46	416	262	1,428
Net cash provided by operating activities	102,138	56,756	179,420	124,056

Investing activities:
Purchase of investments	(76,113)	(118,862)	(178,830)	(325,997)
Proceeds from sales of investment securities	35,998	78,037	63,424	467,105
Proceeds from maturities of investment securities	34,663	13,625	81,402	64,950
Purchases of property, plant and equipment	(8,905)	(5,447)	(17,872)	(12,164)
Purchases of intangible assets	(12,400)	(2)	(12,400)	(4,050)
Proceeds from sale of property, plant and equipment and assets held for sale	—	357	42	376
Change in restricted cash	5	(937)	(169)	(1,228)
Net cash provided by/(used in) investing activities	(26,752)	(33,229)	(64,403)	188,992

Financing activities:
Proceeds from issuance of common stock	9,337	2,700	17,464	7,202
Repurchase of common stock	—	(11,477)	(11,660)	(65,433)
Payment of cash dividend	—	—	—	(408,206)
Distribution to controlling interest	—	—	—	(5,039)
Excess tax benefit from the exercise of stock options	552	180	1,562	649
Shares repurchased for tax withholdings on vesting of restricted stock	(1,631)	(1,496)	(8,358)	(5,132)
Net cash provided by/(used) in financing activities	8,258	(10,093)	(992)	(475,959)
Effect of foreign exchange rate changes on cash and cash equivalents	615	(1,119)	477	(1,181)
Net increase/(decrease) in cash and cash equivalents	84,259	12,315	114,502	(164,092)
Cash and cash equivalents at beginning of period	484,640	316,193	454,397	492,600
Cash and cash equivalents at end of period	$568,899	$328,508	$568,899	$328,508

GAAP to Non-GAAP Reconciliations
(In millions, except per share data)

The following tables present the Company's GAAP financial measures reconciled to the non-GAAP financial measures included in this release for the second quarter of fiscal 2014 and 2013:

Net income:	Fiscal Quarter Ended
	March 28, 2014	March 29, 2013
GAAP net income	$75.9	$61.9
Stock-based compensation	17.7	14.9
RSU dividend equivalent	0.9	2.2
Amortization of acquired intangibles	2.8	3.4
Restructuring charges, net	0.1	—
Income tax adjustments	(5.7)	(6.0)
Non-GAAP net income	$91.7	$76.4

Diluted earnings per share:	Fiscal Quarter Ended
	March 28, 2014	March 29, 2013
GAAP diluted earnings per share	$0.73	$0.60
Stock-based compensation	0.17	0.15
RSU dividend equivalent	0.01	0.02
Amortization of acquired intangibles	0.03	0.03
Restructuring charges, net	—	—
Income tax adjustments	(0.06)	(0.06)
Non-GAAP diluted earnings per share	$0.88	$0.74

Shares used in computing diluted earnings per share (in millions)	104	103

The following tables present a reconciliation between GAAP and non-GAAP versions of the estimated financial amounts for the third quarter of fiscal 2014 and fiscal year 2014 included in this release:

Gross margin:	Q3 2014
GAAP gross margin (low - high end of range)	91% - 92%
Stock-based compensation	0.2%
Amortization of acquired intangibles	0.8%
Non-GAAP gross margin (low - high end of range)	92% - 93%

Operating expenses:	Q3 2014	Fiscal 2014
GAAP operating expenses (low - high end of range)	$153 - $158	$611 - $616
Stock-based compensation	(16)	(66)
RSU dividend equivalent	(1)	(3)
Amortization of acquired intangibles	(1)	(4)
Restructuring charges, net	—	(3)
Non-GAAP operating expenses (low - high end of range)	$135 - $140	$535 - $540

Diluted earnings per share:	Q3 2014
	Low	High
GAAP diluted earnings per share	$0.24	$0.29
Stock-based compensation	0.16	0.16
RSU dividend equivalent	0.01	0.01
Amortization of acquired intangibles	0.03	0.03
Income tax adjustments	(0.06)	(0.06)
Non-GAAP diluted earnings per share	$0.38	$0.43

Shares used in computing diluted earnings per share (in millions)	103	103

CONTACT:
Dolby Laboratories
Investor Contact:
Elena Carr, 415-645-5583
investor@dolby.com
Media Contact:
Sean Durkin, 415-645-5176
news@dolby.com